UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 22, 2021

OSI SYSTEMS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-23125	33-0238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

12525 CHADRON AVENUE HAWTHORNE, CA 90250
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 978-0516
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OSIS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 22, 2021, we entered into a Seventh Amendment to Credit Agreement (the “Amendment”) amending the Credit Agreement dated as of October 15, 2010 by and among us, as borrower, our domestic subsidiaries party thereto, as guarantors, and Wells Fargo Bank, N.A., as administrative agent for several lending banks and other financial institutions (as amended, supplemented or otherwise modified, the “Credit Agreement”). Wells Fargo Securities, LLC (“WFS”), BofA Securities, Inc. (formerly known as Merrill Lynch, Pierce, Fenner & Smith Incorporated) (“BAS”), and JPMorgan Chase Bank, N.A. acted as joint lead arrangers and joint bookrunners for the Amendment.

The Amendment (a) increases the aggregate committed amount available to us under our revolving loan facility from $535 million to $600 million, (b) adds a delayed draw term loan of $150 million, and (c) extends the term of the credit facility until December 22, 2026. In addition, certain other covenants and provisions under the Credit Agreement were amended to provide us with greater financial and operational flexibility.

The foregoing description of the Amendment is qualified in its entirety by reference to the full and complete terms of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Amendment, which has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about us or our subsidiaries, contains representations and warranties of OSI Systems, Inc. The assertions embodied in those representations and warranties were made for purposes of the Amendment and are subject to important qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Amendment. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Amendment, which subsequent information may or may not be fully reflected in our public disclosures.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Seventh Amendment to Credit Agreement dated December 22, 2021 between Wells Fargo Bank, N.A. and OSI Systems, Inc.

99.1	Press Release of OSI Systems, Inc., dated December 27, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit Number	Description

10.1	Seventh Amendment to Credit Agreement dated December 22, 2021 between Wells Fargo Bank, N.A. and OSI Systems, Inc.

99.1	Press Release of OSI Systems, Inc. dated December 27, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI SYSTEMS, INC.
Date: December 27, 2021

	By:	/s/ Alan Edrick
Alan Edrick
Executive Vice President and Chief Financial Officer